DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 11/30/2015

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 12/30/2015 **Print Name:** William M. Zisch

Signature: William M. Zisch

Title: CEO and President

Rev. 11/30/15

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

11/1/2015 to 11/30/2015 Month 11

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. **Beginning Cash Balance**	$	98,304	42,584	23,173	-	100	2,608,157	100	5,746	1,676	700	2,452	-	-	-	2,782,992 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	1,482,166	-	-	-	-	-	-	-	-	1,482,166
Sale of Assets		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		50,000	750,000	355,000	-	750,000	-	10,000	10,000	-	-	-	-	-	-	1,925,000 [2]
Miscellaneous		15	10,049	9,096	-	-	3,688	-	-	-	-	-	-	-	-	22,849
Total Cash Receipts	$	50,015	760,049	364,096	-	750,000	1,485,854	10,000	10,000	-	-	-	-	-	-	3,430,015
3. Cash Disbursements																
Operations		(47,672)	(55,030)	(348,295)	-	-	(1,011,023)	-	(13,327)	-	-	(275)	-	-	-	(1,475,622)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(1,630)	(212,419)	-	-	-	(205,317)	-	-	-	-	-	-	-	-	(419,366)
Professional fees paid from retainer		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		-	(415,000)	-	-	(750,000)	(750,000)	(10,000)	-	-	-	-	-	-	-	(1,925,000) [2]
Total Cash Disbursements	$	(49,302)	(682,448)	(348,295)	-	(750,000)	(1,966,340)	(10,000)	(13,327)	-	-	(275)	-	-	-	(3,819,988)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		713	77,601	15,801	-	-	(480,486)	-	(3,327)	-	-	(275)	-	-	-	(389,973)
5 **Ending Cash Balance (to Form 2-C)**	$	99,018	120,185	38,974	-	100	2,127,670	100	2,419	1,676	700	2,177	-	-	-	2,393,019

CASH BALANCE SUMMARY

	Financial Institution		Balance 30-Nov-15
MDW Corp	TD Canada Trust (CAD)	$	99,018 [4]
Midway Gold US	Wells Fargo N.A.		120,185
Midway Services Company	Wells Fargo N.A.		38,974
Nevada Talon	Wells Fargo N.A.		700
Realty	Wells Fargo N.A.		2,177
RR Exploration	Wells Fargo N.A.		1,676
Mine Services LLC [3]	Wells Fargo N.A.		363
MDW Pan Hold Co.	Wells Fargo N.A.		100
MDW GR Hold Co.	Wells Fargo N.A.		100
Midway Pan Mine Co. [3]	Wells Fargo N.A.		100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.		100
MDW Pan LLP	Wells Fargo N.A.		1,766,987
MDW Pan LLP	BNY Mellon		360,683
MDW Gold Rock LLP	Wells Fargo N.A.		2,419
		$	2,393,582 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Intercompany transfers do not net to zero due to foreign exchange rates and banking fees.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $57,052.
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period 6/22/2015 to 11/30/2015

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	12,461,267	-	-	-	-	-	-	-	-	12,461,267
Sale of Assets		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		287,012	4,901,588	2,285,000	-	4,749,000	-	367,000	367,000	140,000	48,000	5,500	-	-	-	13,150,100 [2]
Miscellaneous		234	58,386	38,629	-	-	338,073	-	-	-	-	-	-	-	-	435,322
Total Cash Receipts	$	287,246	4,959,974	2,323,629	-	4,749,000	12,799,340	367,000	367,000	140,000	48,000	5,500	-	-	-	26,046,689
3. Cash Disbursements																
Operations		(101,643)	(655,744)	(2,360,843)	-	-	(5,505,975)	-	(353,232)	(141,757)	(47,243)	(5,602)	-	-	-	(9,172,039)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(151,570)	(1,103,919)	(8,450)	-	-	(835,838)	-	(14,843)	(1,300)	(975)	(650)	-	-	-	(2,117,546)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(3,094,637)	-	-	(4,749,000)	(4,749,000)	(367,000)	-	-	-	-	-	-	-	(13,154,925) [2]
Total Cash Disbursements	$	(468,676)	(4,854,300)	(2,369,293)	-	(4,749,000)	(11,090,813)	(367,000)	(368,075)	(143,057)	(48,218)	(6,252)	-	-	-	(24,464,684)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(181,430)	105,674	(45,664)	-	-	1,708,527	-	(1,075)	(3,057)	(218)	(752)	-	-	-	1,582,005
5 Ending Cash Balance (to Form 2-C)	$	99,018	120,185	38,974	-	100	2,127,670	100	2,419	1,676	700	2,177	-	-	-	2,393,019

CASH BALANCE SUMMARY

	Financial Institution		Book Balance 30-Nov-15		Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$	99,018 [4]	$	280,447
Midway Gold US	Wells Fargo N.A.		120,185		14,511
Midway Services Company	Wells Fargo N.A.		38,974		84,638
Nevada Talon	Wells Fargo N.A.		700		919
Realty	Wells Fargo N.A.		2,177		2,930
RR Exploration	Wells Fargo N.A.		1,676		4,733
Mine Services LLC [3]	Wells Fargo N.A.		363		363
MDW Pan Hold Co.	Wells Fargo N.A.		100		100
MDW GR Hold Co.	Wells Fargo N.A.		100		100
Midway Pan Mine Co. [3]	Wells Fargo N.A.		100		100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.		100		100
MDW Pan LLP	Wells Fargo N.A.		1,766,987		382,665
MDW Pan LLP	BNY Mellon		360,683		36,478
MDW Gold Rock LLP	Wells Fargo N.A.		2,419		3,494
		$	2,393,582 [5]	$	811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Intercompany transfers do not net to zero due to foreign exchange rates and banking fees.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $57,052.
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

11/1/2015 to 11/30/2015 Month 11

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(682,448)	(415,000)	(267,448)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(49,302)	-	(49,302)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	(10,000)	(10,000)	-
15-16839	RR Exploration	One Wells Fargo	-	-	-
15-16840	Midway Services Co.	One Wells Fargo	(348,295)	-	(348,295)
15-16841	Nevada Talon, LLC	One Wells Fargo	-	-	-
15-16842	MDW Pan Holding	One Wells Fargo	(750,000)	(750,000)	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	(1,966,340)	(750,000)	(1,216,340) -
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(13,327)	-	(13,327)
15-16845	Midway Gold Realty	One Wells Fargo	(275)	-	(275)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		(3,819,988)	(1,925,000)	(1,894,988)

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/2015 to 11/30/2015

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description	Amount (USD$)
11/17/2015	Midway Gold U.S. (Transfer)	21	Intercompany Transfer	50,000.00
11/30/2015	TD Canada Trust	21	Miscellaneous	15.30
11/30/2015	Spatial Dimension	2	Miscellaneous	32.60
11/30/2015	George Hawes	2	Miscellaneous	300.00
11/30/2015	Lexis Nexis	2	Miscellaneous	423.36
11/30/2015	LaQuinta Inn & Suites	2	Miscellaneous	1,420.80
11/9/2015	TCG Global	2	Miscellaneous	7,872.25
11/4/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	50,000.00
11/10/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	50,000.00
11/17/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	150,000.00
11/5/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	250,000.00
11/17/2015	Pan Hold Co. (Transfer)	2	Intercompany Transfer	250,000.00
11/4/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	50,000.00
11/10/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	50,000.00
11/17/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	150,000.00
11/5/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	250,000.00
11/17/2015	MDW Pan LLP (Transfer)	14	Intercompany Transfer	250,000.00
11/5/2015	Midway Gold U.S. (Transfer)	15	Intercompany Transfer	10,000.00
11/23/2015	COBRA Deposit	16	Miscellaneous	9,096.18
11/4/2015	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	50,000.00
11/17/2015	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	80,000.00
11/10/2015	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	100,000.00
11/17/2015	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	125,000.00
11/23/2015	MI LLC	19	Miscellaneous	3,688.14
11/30/2015	Metalor	19	Sales	228,059.80
11/16/2015	Metalor	19	Sales	259,315.00
11/23/2015	Metalor	19	Sales	275,289.18
11/9/2015	Metalor	19	Sales	339,612.00
11/2/2015	Metalor	19	Sales	379,890.00
11/6/2015	GR Hold Co. (Transfer)	20	Intercompany Transfer	10,000.00

Total Sales	$	1,482,165.98
Total Intercompany Transfers	$	1,925,000.00
Total Miscellaneous	$	22,848.63
Total Cash Receipts	$	3,430,014.61 [1]

[1] Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/2015 to 11/30/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	11/13/2015	891	DLA Piper Canada	$	-1,629.79
21	11/20/2015	892	Filing Services Canada Inc.	$	-288.22
21	11/20/2015	893	KPMG	$	-47,339.62
21	11/30/2015	fees	TD Bank	$	-44.35
2	11/4/2015	transfer	Co. 2 to Co. 16	$	-50,000.00
2	11/6/2015	144694	FTI Consulting	$	-99,334.68
2	11/6/2015	144697	Squire Patton Boggs	$	-80,204.84
2	11/6/2015	144698	Sender Wasserman	$	-15,443.07
2	11/6/2015	transfer	Co. 2 to Co. 15	$	-10,000.00
2	11/6/2015	144695	US Bank Corporate Payment	$	-5,639.62
2	11/6/2015	144691	Certent Inc	$	-5,000.00
2	11/6/2015	6117	Grow Resources	$	-2,000.00
2	11/6/2015	144690	All Copy Denver	$	-1,106.40
2	11/6/2015	144693	Teresa Gustine	$	-1,100.00
2	11/6/2015	144692	Shawn Mullinex	$	-972.82
2	11/6/2015	144689	All Copy PA	$	-621.30
2	11/6/2015	6115	Century Link	$	-197.00
2	11/6/2015	6118	Oracle	$	-187.33
2	11/6/2015	144696	Frontier	$	-172.74
2	11/6/2015	6113	AT&T	$	-72.00
2	11/6/2015	6119	Tab Products CO LLC	$	-60.00
2	11/6/2015	6114	CT Corp	$	-60.00
2	11/6/2015	6116	Fed Ex	$	-44.25
2	11/10/2015	transfer	Co. 2 to Co. 16	$	-100,000.00
2	11/12/2015	Fee	Wells Fargo	$	-1,277.34
2	11/13/2015	144700	ISC dba Venture Tech	$	-9,018.28
2	11/13/2015	6125	Top Gun Recruiting Partners	$	-1,496.00
2	11/13/2015	144704	Teresa Gustine	$	-1,350.00
2	11/13/2015	144706	US Bank Corporate Payment	$	-1,324.37
2	11/13/2015	144702	Microsoft	$	-1,200.00
2	11/13/2015	144699	Grow Resources	$	-1,000.00
2	11/13/2015	144705	Tom Williams	$	-823.40
2	11/13/2015	6123	Parr Brown Gee & Loveless	$	-621.00
2	11/13/2015	6126	Verizon Wireless	$	-620.34
2	11/13/2015	6121	Lexis Nexis	$	-423.36
2	11/13/2015	6127	White Pine Co Assessor	$	-227.93
2	11/13/2015	144701	James Wilbourn	$	-182.05
2	11/13/2015	6124	Pure Water Dynamics Inc	$	-108.11
2	11/13/2015	6122	Nye Co. Assessor	$	-105.26

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/2015 to 11/30/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	11/13/2015	144703	Offices for Less	$	-50.00
2	11/13/2015	6120	Iron Mountain	$	-40.00
2	11/17/2015	transfer	Co. 2 to Co. 16	$	-125,000.00
2	11/17/2015	transfer	Co. 2 to Co. 16	$	-80,000.00
2	11/17/2015	transfer	Co. 2 to Co. 21	$	-50,000.00
2	11/20/2015	144662	EPIQ Systems	$	-17,436.06
2	11/20/2015	6129	Kaempfer Crowell	$	-8,677.50
2	11/20/2015	6130	Oracle	$	-1,385.58
2	11/20/2015	144707	Teresa Gustine	$	-1,025.00
2	11/20/2015	6131	Safeguard Business Systems	$	-199.45
2	11/20/2015	6128	Century Link	$	-104.85
2	11/24/2015	144681	Grow Resources	$	-2,000.00
2	11/24/2015	144685	Centri Business Consulting	$	-1,244.90
2	11/24/2015	144682	Teresa Gustine	$	-1,200.00
2	11/24/2015	144683	US Bank Corporate Payment	$	-1,078.56
2	11/24/2015	6136	Verizon Wireless	$	-629.63
2	11/24/2015	144679	All Copy Products- MO	$	-225.76
2	11/24/2015	6135	Mt Wheeler Power	$	-129.91
2	11/24/2015	6134	Fed Ex	$	-27.75
9	11/13/2015	15070304	City of Ely	$	-158.05
9	11/24/2015	2102	Mt Wheeler Power	$	-116.70
14	11/4/2015	transfer	Wells Fargo	$	-50,000.00
14	11/5/2015	transfer	Wells Fargo	$	-250,000.00
14	11/10/2015	transfer	Wells Fargo	$	-50,000.00
14	11/17/2015	transfer	Wells Fargo	$	-250,000.00
14	11/17/2015	transfer	Wells Fargo	$	-150,000.00
15	11/5/2015	transfer	Wells Fargo	$	-10,000.00
16	11/3/2015	144332	Principal	$	-10,100.02
16	11/3/2015	144333	Rocky Mountain Reserve	$	-1,091.76
16	11/4/2015	Payroll	Paycom	$	-37,314.21
16	11/4/2015	10096	Garnishment	$	-350.00
16	11/6/2015	1071	James Suubam	$	-500.00
16	11/6/2015	10095	Garnishment	$	-424.70
16	11/6/2015	10097	Garnishment	$	-424.70
16	11/6/2015	1072	Willie Ames	$	-250.00
16	11/6/2015	144335	Billy Roedel	$	-250.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/2015 to 11/30/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
16	11/10/2015	Payroll	Paycom	$	-108,081.13
16	11/10/2015	144334	Principal	$	-1,993.81
16	11/17/2015	144336	Principal	$	-7,800.34
16	11/17/2015	144337	Rocky Mountain Reserve	$	-1,091.76
16	11/18/2015	10099	Garnishment	$	-424.70
16	11/18/2015	10098	Garnishment	$	-350.00
16	11/20/2015	144340	Cigna	$	-59,144.59
16	11/24/2015	Payroll	Paycom	$	-76,367.09
16	11/24/2015	Payroll	Paycom	$	-30,008.58
16	11/24/2015	1073	MetLife	$	-5,351.41
16	11/24/2015	Payroll	Paycom	$	-566.62
16	11/24/2015	144684	Allstate	$	-237.16
16	11/30/2015	144338	Principal	$	-6,018.88
16	11/20/2015	144339	Rocky Mountain Reserve	$	-154.00
19	11/2/2015	1510173	Thomas Petroleum	$	-15,656.01
19	11/2/2015	1510119	Codale Electric Supply	$	-10,041.98
19	11/2/2015	2654	Davidson Sales & Engineering Inc.	$	-9,473.00
19	11/2/2015	1510118	Andrea Gill	$	-4,500.00
19	11/4/2015	transfer	Wells Fargo	$	-50,000.00
19	11/6/2015	transfer	Wells Fargo	$	-250,000.00
19	11/6/2015	1510138	Ledcor	$	-79,227.00
19	11/6/2015	1510131	RPA Advisors	$	-68,086.25
19	11/6/2015	1510129	Amec Foster Wheeler	$	-50,000.00
19	11/6/2015	1510130	Luskin, Stern, Eisler	$	-49,313.28
19	11/6/2015	1510126	McClelland Labs	$	-27,253.00
19	11/6/2015	2662	Sharon R. Rigby	$	-20,860.23
19	11/6/2015	1510122	Direct Force Maintenance	$	-16,379.50
19	11/6/2015	1510124	James Moore	$	-11,243.60
19	11/6/2015	1510128	Stine Consulting	$	-11,200.00
19	11/6/2015	1510121	American Assay	$	-8,817.00
19	11/6/2015	1510123	Gustavson Associates	$	-7,283.93
19	11/6/2015	2661	Sanitary Septic Service	$	-4,881.60
19	11/6/2015	1510120	Solenis	$	-2,540.16
19	11/6/2015	2664	Western Oilfield Supply Co	$	-2,258.27
19	11/6/2015	2655	Enviro Care Inc	$	-2,077.92
19	11/6/2015	2659	Nevada Rural Housing Authority	$	-1,795.00
19	11/6/2015	2658	NORCO	$	-990.65
19	11/6/2015	1510127	Safety First Training	$	-860.00
19	11/6/2015	2660	Quick Space	$	-382.43

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/2015 to 11/30/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	11/6/2015	2657	Fairfield and Woods	$	-225.00
19	11/6/2015	1510125	Jamie Price	$	-215.25
19	11/6/2015	1510132	US Bank Corp	$	-135.71
19	11/6/2015	2656	Eureka Town Water and Sewer	$	-66.42
19	11/6/2015	2663	Western Environmental Testing	$	-25.00
19	11/9/2015	1510137	Cyanco	$	-25,000.00
19	11/9/2015	1510136	Solenis	$	-18,177.80
19	11/9/2015	1510135	Stephen Stine	$	-11,200.00
19	11/9/2015	1510134	Lynn Greenman	$	-5,200.00
19	11/9/2015	1510133	Andy G	$	-4,608.75
19	11/9/2015	2666	Enviro Care Inc	$	-1,300.00
19	11/9/2015	2665	Barrick Gold	$	-227.65
19	11/10/2015	transfer	Wells Fargo	$	-50,000.00
19	11/10/2015	1510139	McMillan	$	-207.69
19	11/13/2015	1510148	Direct Force Maintenance	$	-91,326.84
19	11/13/2015	1510156	Ledcor	$	-50,000.00
19	11/13/2015	2673	Western Environmental Testing	$	-34,356.25
19	11/13/2015	1510149	Gust Electric	$	-29,302.00
19	11/13/2015	2667	Jacobi Carbons	$	-27,126.00
19	11/13/2015	1510154	US Bank Corp	$	-17,677.38
19	11/13/2015	2668	Mt. Wheeler Power	$	-14,945.35
19	11/13/2015	1510152	Resource Concepts Inc	$	-9,976.17
19	11/13/2015	1510153	John Ross MacLean	$	-7,431.96
19	11/13/2015	1510150	James Moore	$	-7,116.12
19	11/13/2015	1510145	Alternative Maintenance Solutions LLC	$	-5,718.50
19	11/13/2015	1510151	Lynn Greenman	$	-5,000.00
19	11/13/2015	1510144	Air Sciences	$	-4,899.26
19	11/13/2015	1510155	United Rentals	$	-4,602.42
19	11/13/2015	1510146	Andrea Gill	$	-4,574.00
19	11/13/2015	1510147	Daly-Standlee & Assoc.	$	-3,589.33
19	11/13/2015	2671	Nevada Division of Water Resources	$	-668.75
19	11/13/2015	2672	Ruby Mt Water	$	-462.00
19	11/13/2015	2674	White Pine Chamber of Commerce	$	-250.00
19	11/13/2015	2670	Nevada Department of Taxation	$	-164.08
19	11/13/2015	2669	NORCO	$	-117.55
19	11/16/2015	1510157	ISCO Industries Inc.	$	-6,948.26
19	11/16/2015	1510158	Thomas Petroleum	$	-3,515.00
19	11/17/2015	transfer	Wells Fargo	$	-250,000.00
19	11/17/2015	transfer	Wells Fargo	$	-150,000.00
19	11/20/2015	1510167	Ledcor	$	-79,227.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/2015 to 11/30/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	11/20/2015	144667	Luskin, Stern, Eisler	$	-25,270.20
19	11/20/2015	EFT	Cyanco	$	-25,000.00
19	11/20/2015	144669	Ross MacLean	$	-16,909.40
19	11/20/2015	144672	Stephen Stine	$	-16,690.20
19	11/20/2015	2680	Mt. Wheeler Power	$	-11,418.00
19	11/20/2015	144671	RPA Advisors	$	-10,203.33
19	11/20/2015	2678	Geo-Logic Associates	$	-9,650.00
19	11/20/2015	2686	Titan Constructors	$	-7,671.68
19	11/20/2015	144673	American Assay	$	-6,036.51
19	11/20/2015	144668	Andrea Gill	$	-4,500.00
19	11/20/2015	144676	James Moore	$	-4,414.61
19	11/20/2015	1510163	SRK Consulting Engineers and S	$	-4,271.12
19	11/20/2015	2684	Suburban Propane	$	-4,000.00
19	11/20/2015	2677	Fairfield and Woods P.C.	$	-3,933.00
19	11/20/2015	1510166	United Rentals	$	-2,997.90
19	11/20/2015	2688	SVL Analytical Inc	$	-2,804.00
19	11/20/2015	1510161	JMC Instruments	$	-2,540.16
19	11/20/2015	2683	State Fire DC Specialists, LLC	$	-1,547.90
19	11/20/2015	144678	FLSmidth	$	-1,244.93
19	11/20/2015	2682	SVL Analytical Inc	$	-1,151.70
19	11/20/2015	144670	Lynn Greenman	$	-1,058.08
19	11/20/2015	144675	Gustavson Associates	$	-1,046.40
19	11/20/2015	2685	Tetra Tech	$	-1,002.00
19	11/20/2015	2675	Enterprise Damage Recovery Unit	$	-1,000.00
19	11/20/2015	1510159	Davis Graham & Stubbs	$	-861.00
19	11/20/2015	1510160	Homestake Mining Co	$	-847.00
19	11/20/2015	2676	Eureka County TV District	$	-750.00
19	11/20/2015	2681	Nevada LP Gas Board	$	-690.00
19	11/20/2015	1510164	Safety First Training	$	-580.00
19	11/20/2015	1510165	Univar USA Inc.	$	-572.60
19	11/20/2015	2679	J&M Trucking, Inc.	$	-250.00
19	11/20/2015	144677	Laura Podratz	$	-52.85
19	11/20/2015	1510162	Kip Slaybaugh	$	-43.61
19	11/23/2015	1510172	Thomas Petroleum	$	-4,061.47
19	11/24/2015	144691	RPA Advisors	$	-25,503.75
19	11/24/2015	144688	Luskin, Stern, Eisler	$	-22,385.50
19	11/24/2015	144687	John Ross MacLean	$	-11,461.28
19	11/24/2015	144689	Lynn Greenman	$	-5,000.00
19	11/24/2015	144686	Andrea Gill	$	-4,500.00
19	11/24/2015	2691	Suburban Propane	$	-4,000.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/2015 to 11/30/2015

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	11/24/2015	1510170	Davidson Sales & Engineering Inc.	$	-2,101.50
19	11/24/2015	144690	Pernecia Johnson	$	-700.00
19	11/24/2015	144692	Stine Consulting	$	-460.71
19	11/24/2015	1510169	Roscoe Postle Associates Inc	$	-396.97
19	11/24/2015	2690	NoRCO	$	-139.67
19	11/24/2015	2689	Mt. Wheeler Power	$	-86.89
19	11/25/2015	EFT	AT&T	$	-2,670.91
19	11/27/2015	1510171	Ledcor	$	-79,227.00
19	11/30/2015	EFT	AT&T	$	-1,739.94
19	11/30/2015	EFT	AT&T	$	-122.37
19	11/30/2015	EFT	AT&T	$	-70.00
20	11/6/2015	1074	DOI BLM Ely	$	-10,000.00
20	11/20/2015	144573	Davis Graham & Stubbs	$	-3,326.52
			Total Cash Disbursements	$	**-3,819,987.59** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C
COMPARATIVE BALANCE SHEET

For Period Ended: 11/30/2015

		CONSOLIDATED November 30, 2015 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		2,393,582	811,577
Accounts Receivable		217,648	201,443
Inventory		5,775,304	20,105,452
Prepaid		3,851,354	3,871,105
Other Current Assets		102,732	102,495
Total Current Assets		**12,340,620**	**25,092,072**
Investments		375	375
Investment in Partnerships		(0)	(0)
Property & Equipment		132,053,834	132,722,845
Reclamation Deposits		1,244,642	3,744,642
Mineral Properties		18,079,003	18,029,003
Other Long Term Assets		98,249	98,248
Total Long Term Assets		**151,476,102**	**154,595,113**
Total Assets		**163,816,722**	**179,687,185**
Current Liabilities			
Accounts Payable - Pre-Petition		(18,766,489)	(21,646,032)
Accounts Payable - Post-Petition		(3,514,304)	0
Reclamation and Remediation		(8,715)	(8,715)
Other Short Term Liabilities		(259,259)	(265,261)
Short Term Debt		(55,502,292)	(51,673,880)
Total Current Liabilities		**(78,051,059)**	**(73,593,887)**
Long Term Liabilities			
Reclamation and Remediation		(8,464,618)	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		(373,304)	(389,394)
Long Term Debt		(0)	0
Employee Related Benefits		(1,000)	(2,500)
Total Long Term Liabilities		**(8,838,987)**	**(8,790,960)**
Total Liabilities		**(86,890,046)**	**(82,384,847)**
Redeemable Preferred Stock		(55,756,203)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital		0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		46,046,604	25,463,916
Accumulated Deficit		99,971,259	98,804,366
Total Shareholder's Equity		**(21,170,473)**	**(42,920,053)**
Liability and Equity		**(163,816,722)**	**(179,687,185)**

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 11/1/2015 **to** 11/30/2015

	CONSOLIDATED November 2015 Actual		CONSOLIDATED November 2015 [1] Actual (Accum Post-Petition)
Revenue			
Sales	(1,481,593)		(12,465,818)
Total Revenue	(1,481,593)		(12,465,818)
Cost of Sales			
Cost of Goods Sold	1,165,771		9,264,088
Depreciation	573,106		4,208,668
Inventory Write-Down	1,319,740		8,533,361
Total Cost of Sales	**3,058,617**		**22,006,117**
Accretion	0		126,184
Mineral exploration expenditures	3,327		732,006
General & Administrative			
Consulting	441,891		1,648,707
Depreciation - CGA	23,775		124,692
Interest and bank charges	1,322		7,069
Legal, audit and accounting	469,106		2,501,648
Office & administrative	100,943		553,971
Salaries and benefits	93,286		748,511
Transfer agent and filing fees	5,000		18,121
Travel	1,840		6,439
Investor relations	6,057		33,392
Total General & Administrative	**1,143,220**		**5,642,549**
Total Operating Costs	**4,205,164**		**28,506,855**
Foreign exchange (gain) loss	79		2,582
Other income	269,964		905,606
(Gain) loss on disposal of PP&E	1,115		(194,758)
Interest and investment income	(15)		(188)
Total Other (Income) Expense	**271,143**		**713,242**
Restructuring Items	0		3,828,412 [2]
Net Loss Before Income Tax	**2,994,714**		**20,582,691**
Income tax recovery	0		0
Net Income	**2,994,714**		**20,582,691**

[1] Accumulated totals include all revenue and expenses since the petition date.

[2] Write-off of deferred financing costs in accordance with U.S. GAAP as of June 30, 2015.

Rev. 11/30/15

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 11/1/2015 to 11/30/2015

Summary of Post-Petition Taxes

Type of tax	1 Unpaid post-petition taxes from prior reporting month(1)	2 Post-petition taxes accrued this month (new obligations)	3 Post-petition tax payments made this reporting month	4 Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$8,817	$38,672	$37,345	$10,143
Employee FICA taxes withheld	4,197	14,788	15,375	3,611
Employer FICA taxes	4,129	14,500	15,101	3,528
Unemployment taxes				
Other:				
State				
Sales, use & excise taxes				
Unemployment taxes	7	(7)		
Other:				
Local				
Personal property taxes				
Real property taxes	4,347			4,347
Other:				
			Total unpaid post-petition taxes	$21,629

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary

Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	12/1/2015	12/1/2015
General liability	Federal INS	1,000,000	12/1/2015	12/1/2015
Property (fire, theft, etc.)	National UN-PA	35,000,000	4/1/2016	4/1/2016
Vehicle	Federal INS	1,000,000	12/1/2015	12/1/2015
Other (list): Umbrella Liability	Federal INS	25,000,000	12/1/2015	12/1/2015
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/1/2016	7/1/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 11/1/2015 to 11/30/2015

Accounts Receivable Aging Summary (attach detailed aging report)	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 205,591	$ -	$ -	$ -	$ 205,591
Post-petition receivables	12,057				12,057
Total	$ 217,648	$ -	$ -	$ -	$ 217,648

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 907,064	$ 408,714	$ 203,428	$ 353,545	$ 1,872,751
Other Payables	1,641,553	-	-	-	1,641,553
Total	$ 2,548,618	$ 408,714	$ 203,428	$ 353,545	$ 3,514,304

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (364,496)	$ (80,204)	7/17/2015	$ (767,053)
Debtor Local Counsel - S&W	25,000	(30,817)	(15,443)	7/16/2015	(50,305)
Debtor Canadian Counsel - DLA Piper	-	-	(1,632)	N/A	-
Canadian Information Officer - E&Y	40,196	-	-	N/A	30,420
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(115,000)	(99,335)	7/24/2015	(218,030)
Investment Bank - Moelis	-	(289,499)	-	11/6/2015	(451,613)
Lender's Counsel - Luskin Stern	-	(93,531)	(96,969)	N/A	3,438
Lender's Local Counsel - Fairfield & Woods	-	(2,675)	(4,158)	N/A	1,483
Lender's Financial Advisor - RPA	50,000	(90,260)	(103,793)	N/A	63,533
Lender's Technical Advisor - RPA	-	-	(393)	N/A	393
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(347,439)	-	8/14/2015	(347,439)
UCC Financial Advisor - Gavin Solmonese	-	(95,855)	-	8/19/2015	(95,855)
Epiq	10,947	(23,482)	(17,436)	7/23/2015	(12,535)
Total	$ 278,225	$ (1,453,053)	$ (419,363)		$ (1,843,562)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	**Position**	**Nature of Payment**	**Amount**
William Zisch	CEO and President	Payroll	$ 30,769
James Wilbourn	General Counsel and Corporate Secretary	Payroll and Expense Reimbursement	12,874

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. CASE NO: 15-16836

21

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		129		325		
TOTAL 2nd Quarter		$	129.31	$	325	6023	7/30/2015
July	2015	$	30,419				
August	2015		87,275				
September	2015		52,528		1,625		
TOTAL 3rd Quarter		$	170,222.22	$	1,625	6111	10/30/2015
October	2015	$	53,734				
November	2015		49,302		975		
December			0				
TOTAL 4th Quarter		$	103,035.85	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	4,885	325		
TOTAL 2nd Quarter $		4,885.00 $	325	6026	7/30/2015
July	2015 $	310,374			
August	2015	104,147			
September	2015	534,777	4,875		
TOTAL 3rd Quarter $		949,298.55 $	4,875	6112	10/30/2015
October	2015 $	538,032			
November	2015 $	267,448	4,875		
December		0			
TOTAL 4th Quarter $		805,480.21 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999..................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16

CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	273,696	1,950		
TOTAL 2nd Quarter $		273,696.14 $	975	1059	7/30/2015
July	2015 $	482,486			
August	2015	408,927			
September	2015	494,715	6,500		
TOTAL 3rd Quarter $		1,386,127.43 $	6,500	1070	10/30/2015
October	2015 $	361,174			
November	2015 $	348,295	4,875		
December		0			
TOTAL 4th Quarter $		709,468.98 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC
13

CASE NO: 15-16846

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter $		0.00 $	325	6025	7/30/2015
July	2015 $	0			
August	2015	0			
September	2015	0	325		
TOTAL 3rd Quarter $		0.00 $	325	6107	10/30/2015
October	2015 $	0			
November	2015 $	0	325		
December		0			
TOTAL 4th Quarter $		0 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14

CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$ 0			
February		0			
March		0			
TOTAL 1st Quarter		$ 0	$		
April		$ 0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter		$ 0.00	$ 325	2518	7/30/2015
July	2015	$ 0			
August	2015	0			
September	2015	0	325		
TOTAL 3rd Quarter		$ 0.00	$ 325	2653	10/30/2015
October	2015	$ 0			
November	2015	$ 0	325		
December		0			
TOTAL 4th Quarter		$ 0	$		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19

CASE NO: 15-16843

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 11/30/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	65,770	650		
TOTAL 2nd Quarter $		65,770.00 $	650	2517	7/30/2015
July	2015 $	1,472,638			
August	2015	1,110,364			
September	2015	925,659	10,400		
TOTAL 3rd Quarter $		3,508,660.03 $	10,400	2652	10/30/2015
October	2015 $	1,551,043			
November	2015 $	1,216,340	9,750		
December		0			
TOTAL 4th Quarter $		2,767,383.36 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January		$ 0			
February		0			
March		0			
TOTAL 1st Quarter		$ 0	$		
April		$ 0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter		$ 0.00	$ 325	1066	7/30/2015
July	2015	$ 0			
August	2015	0			
September	2015	0	325		
TOTAL 3rd Quarter		$ 0.00	$ 325	1072	10/30/2015
October	2015	$ 0			
November	2015	$ 0	325		
December		0			
TOTAL 4th Quarter		$ 0	$		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP CASE NO: 15-16844

20

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 11/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1067	7/30/2015
July	2015	$	178,488				
August	2015		31,918				
September	2015		21,984		1,950		
TOTAL 3rd Quarter		$	232,389.39	$	1,950	1073	10/30/2015
October	2015	$	122,359				
November	2015	$	13,327		975		
December			0				
TOTAL 4th Quarter		$	135,685.52	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2015

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	$	0			
February		0			
March		0			
TOTAL 1st Quarter $		0 $			
April	$	0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter $		0.00 $	325	3424	7/30/2015
July	2015 $	450			
August	2015	141,632			
September	2015	0	975		
TOTAL 3rd Quarter $		142,081.50 $	975	3428	10/30/2015
October	2015 $	975			
November	2015 $	0	325		
December		0			
TOTAL 4th Quarter $		975 $			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1052	7/30/2015
July	2015	$	41,530				
August	2015		125				
September	2015		5,913		650		
TOTAL 3rd Quarter		$	47,568.29	$	650	1055	10/30/2015
October	2015	$	650				
November	2015	$	0		325		
December			0				
TOTAL 4th Quarter		$	650	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty
9

CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	2095	7/30/2015
July	2015	$	2,727				
August	2015		62				
September	2015		2,581		325		
TOTAL 3rd Quarter		$	5,370.03	$	325	2101	10/30/2015
October	2015	$	607				
November	2015	$	275		325		
December			0				
TOTAL 4th Quarter		$	882.21	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999..................	$325	$1,000,000 to $1,999,999..................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999..................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding
6

CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6021	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6110	10/30/2015
October	2015	$	0				
November	2015	$	0		325		
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. CASE NO: 15-16848

7

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 11/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6022	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6109	10/30/2015
October	2015	$	0				
November	2015	$	0		325		
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2015

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January		$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6024	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6108	10/30/2015
October	2015	$	0				
November	2015	$	0		325		
December			0				
TOTAL 4th Quarter		$	0	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999........................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G

NARRATIVE

For Period Ending: 11/30/2015

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

Unless otherwise indicated below, this narrative covers the period of November 1, 2015 through November 30, 2015. Events occurring after this period will be reported in the appropriate subsequent monthly operating report.

Bankruptcy Process

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. The Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

Administrative Case

On November 2, 2015, Debtors filed a motion to approve a stipulation between Debtors and RBC Dominion Securities, Inc. ("RBC") wherein they partially resolved a motion filed by Debtors seeking to reject a prepetition agreement with RBC and to disgorge certain fees paid to RBC. In the stipulation, the parties agreed to reject the prepetition agreement and extend the deadline for RBC to file a response addressing the disgorgement issues to November 25, 2015. RBC filed an objection on November 25, 2015. The stipulation was approved by the Court on November 6, 2015. RBC's objection is currently scheduled for the January 13, 2016 omnibus hearing. Debtor has filed an unopposed motion to continue the matter to the February 10, 2016 omnibus hearing.

On November 5, 2015, the Debtors filed a motion to sell real property located in Ely, Nevada, for $400,000. The real property consists of a house and vacant lots. On November 23, 2015, the court granted the motion to sell. The Debtors are in the process of closing the transaction.

On November 6, 2015, the Court held a hearing on Debtors' motion to use cash collateral. The motion was granted on an interim basis over several objections. The court established a separate deadline of November 16, 2015 to object to the cash collateral order entering on a final basis. No objections were filed and the cash collateral order became a final order.

Also at the November 6, 2015, hearing, the Court granted Debtors' application to employ Moelis & Company, LLC as its investment banker.

On November 16, 2015, the Debtors filed a motion to approve a settlement agreement among the Debtors, Barrick Gold Exploration, Inc. and Coeur Rochester, Inc.

In the month of November, applications for compensations were filed by Sender Wasserman Wadsworth, P.C., Squire Patton Boggs (US) LLP, FTI Consulting, Inc. and Moelis & Company, LLC.

Debtors filed numerous affidavits in support of the employment of ordinary course professionals.

Adversary Proceeding

The hearing on the motion for preliminary injunction was continued to December 8 and 11, 2015 to commence December 8, 2015 at 9:30 a.m.

Operations

Since the bankruptcy filing, Debtors have continued to operate in the normal course of business. The Debtors continue to produce gold from its Pan mine.

The Debtors have continued efforts on leach pad rehabilitation, with the goal of increased permeability and production. These efforts are on-going and have shown positive results to date. As part of these efforts, the Debtors have undertaken various metallurgical tests to better define permeability and gold recovery of future ore.

The Debtors continue to work with regulators and are, to the best of their knowledge, in compliance with environmental, health, and safety regulations.

MIDWAY GOLD CORP. [redacted]

Statement of Account

Sunday, November 01, 2015 - Monday, November 30, 2015

Account Name:	Account:	Branch:	Currency:
[redacted]6025	[redacted]6025	9656	CAD

B/D	Description	Debit	Credit	Date	Balance
	Balance Forward			11/02/2015	$69,363.60
	CIPS CREDIT INTEREST		$20.46 ✓	11/02/2015	$69,384.06
	CHQ#00888-2300445023	$1,772.51 ✓		11/10/2015	$67,611.55
	CHQ#00890-0147825059	$383.25 ✓		11/13/2015	$67,228.30
	CHQ#00889-1141718259	$9,421.52 ✓		11/18/2015	$57,806.78
	151118S3489600WIRE		$64,787.53 ✓	11/19/2015	$122,594.31
	IWPN CHARGES	$5.00 ✓		11/23/2015	
	CMS-BR/PT FEES	$30.00 ✓		11/23/2015	
	CHQ#00891-2300013499	$2,170.56 ✓		11/23/2015	$120,388.75
	SERVICE CHARGE	$6.25 ✓		11/30/2015	$120,382.50
	Closing Balance			11/30/2015	$120,382.50

	Debit	Credit
Totals:	$13,789.09	$64,807.99
Item Count:	7	2

Analyzed Business Checking

Account number: [redacted]8265 ■ November 1, 2015 - November 30, 2015 ■

WELLS FARGO

Co. 2

00058486

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Did you know you can deposit checks in your business account quickly and easily?

- Deposit business checks with your phone or tablet using Wells Fargo Mobile® Deposit

- You can also have an employee deposit checks for you with Wells Fargo Business Deposit Card at one of our 12,500 ATM locations

Visit wellsfargo.com/convenientdeposit or talk to your banker to learn more.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8265	$64,358.61	$757,872.25	-$692,381.91	$129,848.95

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/04	50,000.00 ✓	Online Transfer Ref #Bbetyyzy2C From 8891621461 on 11/04/2015 0754 Am
	11/06	250,000.00 ✓	Online Transfer Ref #Bbe8Lpj8CC From 8891621461 on 11/05/2015 0843 PM
	11/09	7,872.25 ✓	Deposit Made In A Branch/Store
	11/10	50,000.00 ✓	Online Transfer Ref #Bben6Xm4N7 From 8891621461 on 11/10/2015 0827 Am
	11/17	150,000.00 ✓	Online Transfer Ref #Bbe8Lsqtsb From 8891621461 on 11/17/2015 0216 PM
	11/17	250,000.00 ✓	Online Transfer Ref #Bben6Zqh4Q From 8891621461 on 11/17/2015 0341 PM
		$757,872.25	**Total electronic deposits/bank credits**
		$757,872.25	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/02	225.76	Equipment Financ Onlineinv 151030 Bggbk2001058106 Hewittdebra
	11/04	50,000.00	Online Transfer Ref #Bbechqlt3M to 8891621479 on 11/04/2015 0754 Am
	11/06	10,000.00	Online Transfer Ref #Bbe8Lppx6F to 8891621446 on 11/06/2015 0658 Am
	11/06	5,639.62	WT Fed#00282 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15110516540036 Trn#151106096138 Rfb# 000000431
	11/06	15,443.07	WT Fed#00281 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN15110519495995 Trn#151106096141 Rfb# 000000438
	11/06	80,204.84	WT Fed#09901 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN15110519465105 Trn#151106096652 Rfb# 000000437
	11/06	8,179.22	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	11/06	99,334.68	WT Fed#02776 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN15110516573314 Trn#151106120858 Rfb# 000000432
	11/10	100,000.00	Online Transfer Ref #Bbe2Smpqm2 to 8891621479 on 11/10/2015 0827 Am
	11/12	1,277.34	Client Analysis Srvc Chrg 151110 Svc Chge 1015 000006198288265
	11/12	172.74	Frontier Online E-Bill 28294672 Mgc Resources/Midway G
	11/12	621.30	Leasedirectrpd Inv.Paymnt 111115 408270 Inv# 00047628510 Due 11/15/1
	11/13	1,324.37	WT Fed#05328 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15111214051057 Trn#151113054660 Rfb# 000000442
	11/13	13,623.73	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	11/17	80,000.00	Online Transfer Ref #Bbe8Lsqtvd to 8891621479 on 11/17/2015 0216 PM
	11/17	125,000.00	Online Transfer Ref #Bbegdwsvgz to 8891621479 on 11/17/2015 0341 PM
	11/18	50,000.00	WT 151117-142885 Toronto-Dominion Ba /Bnf=Midway Gold Corp Srf# IN15111715392451 Trn#151117142885 Rfb# 000000447
	11/20	17,436.06	WT Fed#06047 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN15111918401807 Trn#151120148773 Rfb# 000000448
	11/20	1,025.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	11/24	4,444.90	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	11/25	1,078.56	WT Fed#00975 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15112410243123 Trn#151124133926 Rfb# 000000455
	11/27	225.76	Equipment Financ Onlineinv 151125 Bggbk2001069596 Hewittdebra
		$665,256.95	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
6105	45.22	11/09	6110	325.00	11/06	6119	60.00	11/12
6111	105.26	11/19	6111	1,625.00	11/06	6120	40.00	11/18
6102	7,967.03	11/27	6112	4,875.00	11/06	6121	423.36	11/30
6103	56.25	11/09	6113	72.00	11/12	6123*	621.00	11/17
6104	137.45	11/09	6114	60.00	11/13	6124	108.11	11/17
6106*	3,366.00	11/05	6115	197.00	11/09	6125	1,496.00	11/17
6107	325.00	11/06	6116	44.25	11/16	6126	620.34	11/18
6108	325.00	11/06	6117	2,000.00	11/13	6127	227.93	11/30
6109	325.00	11/06	6118	187.33	11/10	6128	104.85	11/27

WELLS FARGO

***Checks paid** (continued)*

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
6130 *	1,385.58 √	11/30						
	$27,124.96	Total checks paid						

* Gap in check sequence.

	$692,381.91	**Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
10/31	64,358.61	11/10	41,414.42	11/19	164,107.98
11/02	64,132.85	11/12	39,211.04	11/20	145,706.92
11/04	64,132.85	11/13	22,202.94	11/24	141,262.02
11/05	60,766.85	11/16	22,158.69	11/25	140,183.46
11/06	84,165.42	11/17	214,933.58	11/27	131,885.82
11/09	91,601.75	11/18	164,273.24	11/30	129,848.95

Average daily ledger balance **$98,192.24**

IMPORTANT ACCOUNT INFORMATION

Choose "yes", go paperless!

Have you noticed in the Commercial Electronic Office® (CEO) Statements & Notices service that you have the option to turn off paper statement delivery with the click of a button?

By going paperless, you may:

- Minimize storage and waste.

- Eliminate applicable printed statement fees.

- View, download, and print statements at your convenience.

- Receive your statements faster than with U.S. Mail.

- Receive free text or email alerts when a statement or notice is available.

If you haven't seen the pop-up message within CEO Statements & Notices and would like to turn off paper statements, contact your client service officer or Treasury Management Client Services at 800-AT-WELLS (800-289-3557), or change your delivery preference within the CEO Self Administration service. If you have already chosen to turn off paper delivery, please disregard this message.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]8489 ■ November 1, 2015 - November 30, 2015 ■ Page 1 of 1

WELLS FARGO

Co. 5

00059200

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8489	$1,350.32	$0.00	-$650.00	$700.32

Debits

Checks paid

Number	*Amount*	*Date*
1055	650.00 ✓	11/06
	$650.00	**Total checks paid**
	$650.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
10/31	1,350.32	11/06	700.32

Average daily ledger balance **$808.65**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

(163)
Sheet Seq = 0006611

Analyzed Business Checking

Account number: [redacted]8422 ■ November 1, 2015 - November 30, 2015 ■ Page 1 of 1

WELLS FARGO

Co. 9

00060152

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$2,777.07	$0.00	-$483.05	$2,294.02

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/13	158.05 ✓	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
		$158.05	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*
2101	325.00 ✓	11/06
	$325.00	**Total checks paid**
	$483.05	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
10/31	2,777.07	11/06	2,452.07	11/13	2,294.02

Average daily ledger balance **$2,411.40**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1724 ■ November 1, 2015 - November 30, 2015 ■

WELLS FARGO

6.10

00376862

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$2,651.10	$0.00	-$975.00	$1,676.10

Debits

Checks paid

Number	*Amount*	*Date*
3428	975.00 ✓	11/06
	$975.00	**Total checks paid**
	$975.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
10/31	2,651.10	11/06	1,676.10

Average daily ledger balance **$1,838.60**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co.14

00544250

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$100.00	$750,000.00	-$750,000.00	$100.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/04	50,000.00 ✓	Online Transfer Ref #Bbe5Pmmbzp From 8891621495 on 11/04/2015 0753 Am
	11/06	250,000.00 ✓	Online Transfer Ref #Bbetyzj5F4 From 8891621495 on 11/05/2015 0841 PM
	11/10	50,000.00 ✓	Online Transfer Ref #Bbechs7Tyy From 8891621495 on 11/10/2015 0826 Am
	11/17	150,000.00 ✓	Online Transfer Ref #Bbexw6B76R From 8891621495 on 11/17/2015 0215 PM
	11/17	250,000.00 ✓	Online Transfer Ref #Bben6Zqgvh From 8891621495 on 11/17/2015 0339 PM
		$750,000.00	**Total electronic deposits/bank credits**
		$750,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/04	50,000.00 ✓	Online Transfer Ref #Bbetyyzy2C to 6198288265 on 11/04/2015 0754 Am
	11/06	250,000.00 ✓	Online Transfer Ref #Bbe8Lpj8CC to 6198288265 on 11/05/2015 0843 PM
	11/10	50,000.00 ✓	Online Transfer Ref #Bben6Xm4N7 to 6198288265 on 11/10/2015 0827 Am
	11/17	150,000.00 ✓	Online Transfer Ref #Bbe8Lsqtsb to 6198288265 on 11/17/2015 0216 PM
	11/17	250,000.00 ✓	Online Transfer Ref #Bben6Zqh4Q to 6198288265 on 11/17/2015 0341 PM
		$750,000.00	**Total electronic debits/bank debits**
		$750,000.00	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
10/31	100.00	11/06	100.00	11/17	100.00
11/04	100.00	11/10	100.00		

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

60.15

00544494

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$10,000.00	-$10,000.00	$100.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/06	10,000.00 ✓	Online Transfer Ref #Bbe8Lppx6F From 6198288265 on 11/06/2015 0658 Am
		$10,000.00	**Total electronic deposits/bank credits**
		$10,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/06	10,000.00 ✓	Online Transfer Ref #Bbegdsrbpc to 8891621487 on 11/06/2015 0658 Am
		$10,000.00	**Total electronic debits/bank debits**
		$10,000.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
10/31	100.00	11/06	100.00

Average daily ledger balance **$100.00**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1479 ■ November 1, 2015 - November 30, 2015 ■

WELLS FARGO

60.16

00544746

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Did you know you can deposit checks in your business account quickly and easily?

- Deposit business checks with your phone or tablet using Wells Fargo Mobile® Deposit

- You can also have an employee deposit checks for you with Wells Fargo Business Deposit Card at one of our 12,500 ATM locations

Visit wellsfargo.com/convenientdeposit or talk to your banker to learn more.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1479	$31,360.62	$364,096.18	-$350,464.04	$44,992.76

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/04	50,000.00 ✓	Online Transfer Ref #Bbechqlt3M From 6198288265 on 11/04/2015 0754 Am
	11/10	100,000.00 ✓	Online Transfer Ref #Bbe2Smpqm2 From 6198288265 on 11/10/2015 0827 Am
	11/17	80,000.00 ✓	Online Transfer Ref #Bbe8Lsqtvd From 6198288265 on 11/17/2015 0216 PM
	11/17	125,000.00 ✓	Online Transfer Ref #Bbegdwsvgz From 6198288265 on 11/17/2015 0341 PM
	11/23	9,096.18 ✓	Edeposit IN Branch/Store 11/23/15 03:59:28 PM 9350 E Arapahoe Rd Greenwood Village CO 1479
		$364,096.18	**Total electronic deposits/bank credits**
		$364,096.18	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	11/03	712.46	Vsp Payment Ebillpymts 151102 1008000 Midway Services Compan
	11/03	1,091.76	Rocky Mtn Res Cu Plan Fundi 110215 Rmrmwg Midway Services Comp
	11/03	10,100.02	Principal Peris Plic-Peris 4-5899300000396 Wells Fargo Payroll
	11/04	37,314.21	WT Fed#09061 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15110408332519 Trn#151104083514 Rfb# 000000430
	11/06	250.00	ACH Prep Origintn - Midway Mining CO - File 7878782339 Coid 1900985123
	11/10	108,081.13	WT Fed#00540 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15111007563289 Trn#151110103410 Rfb# 000000440
	11/12	1,993.81	Principal Peris Plic-Peris 4-5899300000543 Wells Fargo Payroll
	11/17	1,091.76	Rocky Mtn Res Cu Plan Fundi 111615 Rmrmwg Midway Services Comp
	11/18	7,800.34	Principal Peris Plic-Peris 4-5899300000300 Wells Fargo Payroll
	11/20	154.00	Rocky Mtn Res Op Client Fee 111915 Rmrmwg Midway Services Comp
	11/20	59,144.59	Cigna Edge Trans Collection 601900008855 Midway Services Compan
	11/24	106,942.29	WT Fed#07583 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15112407094643 Trn#151124076072 Rfb# 000000454
	11/27	237.16	American Heritag Benman ACH 112415 12410 Midway Gold US
		$334,913.53	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
1070	7,475.00	11/06	1073	5,351.41	11/30	10097	424.70	11/05
1071	500.00	11/10	10095*	424.70	11/05	10098	350.00	11/18
1072	250.00	11/12	10096	350.00	11/04	10099	424.70	11/17

$15,550.51 **Total checks paid**

* *Gap in check sequence.*

$350,464.04 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
10/31	31,360.62	11/10	14,636.64	11/23	157,523.62
11/03	19,456.38	11/12	12,392.83	11/24	50,581.33
11/04	31,792.17	11/17	215,876.37	11/27	50,344.17
11/05	30,942.77	11/18	207,726.03	11/30	44,992.76
11/06	23,217.77	11/20	148,427.44		

Average daily ledger balance **$63,697.49**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1495	$2,279,059.93	$1,485,854.12	-$1,953,551.65	$1,811,362.40

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/02	379,890.00	WT Fed#05319 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1102960266015376 Trn#151102099973 Rfb#
	11/09	339,612.00	WT Fed#01953 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1109901133012177 Trn#151109082446 Rfb#
	11/16	259,315.00	WT Fed#05953 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1116913526016410 Trn#151116148419 Rfb#
	11/23	275,289.18	WT Fed#05962 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1123926659015910 Trn#151123143301 Rfb#
	11/23	3,688.14	Edeposit IN Branch/Store 11/23/15 03:59:06 PM 9350 E Arapahoe Rd Greenwood Village CO 1495
	11/30	228,059.80	WT Fed#06632 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 1130938580027029 Trn#151130197545 Rfb#
		$1,485,854.12	**Total electronic deposits/bank credits**
		$1,485,854.12	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/02	14,541.98	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	11/02	15,656.01	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	11/04	50,000.00	Online Transfer Ref #Bbe5Pmmbzp to 8891621461 on 11/04/2015 0753 Am

WELLS FARGO

***Electronic debits/bank debits** (continued)*

Effective date	Posted date	Amount	Transaction detail
	11/04	2,540.16	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	11/06	250,000.00	Online Transfer Ref #Bbetyzj5F4 to 8891621461 on 11/05/2015 0841 PM
	11/06	50,000.00	WT Fed#00280 Jpmorgan Chase Ban /Ftr/Bnf=Amec Foster Wheeler Srf# IN15110606473165 Trn#151106096140 Rfb# 000000439
	11/06	135.71	WT Fed#09850 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15110517133482 Trn#151106096142 Rfb# 000000435
	11/06	49,313.28	WT Fed#09853 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15110517112129 Trn#151106096136 Rfb# 000000433
	11/06	68,086.25	WT Fed#09852 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15110517123154 Trn#151106096144 Rfb# 000000434
	11/06	79,227.00	WT Fed#00636 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15110307045239 Trn#151106096134 Rfb# 000000429
	11/06	21,008.75	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	11/06	25,000.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	11/06	83,252.28	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	11/06	18,177.80	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	11/10	50,000.00	Online Transfer Ref #Bbechs7Tyy to 8891621461 on 11/10/2015 0826 Am
	11/10	207.69	WT 151110-056458 Royal Bank of Canad /Bnf=McMillan LLP Srf# IN15110519262961 Trn#151110056458 Rfb# 000000436
	11/13	50,000.00	WT Fed#05428 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15111012033941 Trn#151113054526 Rfb# 000000441
	11/13	4,602.42	WT Fed#05336 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN15111214251630 Trn#151113054770 Rfb# 000000444
	11/13	17,677.38	WT Fed#05491 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15111214241125 Trn#151113055046 Rfb# 000000443
	11/13	168,934.18	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	11/16	6,948.26	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	11/16	3,515.00	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	11/17	150,000.00	Online Transfer Ref #Bbexw6B76R to 8891621461 on 11/17/2015 0215 PM
	11/17	250,000.00	Online Transfer Ref #Bben6Zqgvh to 8891621461 on 11/17/2015 0339 PM
	11/20	861.00	WT Fed#06036 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN15111918521058 Trn#151120148721 Rfb# 000000450
	11/20	2,997.90	WT Fed#06034 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN15111918575568 Trn#151120148722 Rfb# 000000453
	11/20	25,270.20	WT Fed#06037 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15111918534320 Trn#151120148726 Rfb# 000000451
	11/20	10,203.33	WT Fed#06038 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15111918545853 Trn#151120148725 Rfb# 000000452
	11/20	79,227.00	WT Fed#06056 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15111610155107 Trn#151120148901 Rfb# 000000445
	11/20	25,000.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	11/20	60,807.47	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	11/23	4,061.47	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	11/24	396.97	WT 151124-134100 Royal Bank of Canad /Bnf=Roscoe Postle Associates Srf# IN15112410470111 Trn#151124134100 Rfb# 000000458
	11/24	2,101.50	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	11/24	22,121.99	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	11/25	25,503.75	WT Fed#01414 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15112410343281 Trn#151124133969 Rfb# 000000457
	11/25	22,385.50	WT Fed#01417 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15112410332523 Trn#151124134029 Rfb# 000000456
	11/25	2,670.91	ATT Payment 112415 654501003Epayt Temporaryaccountname
	11/27	79,227.00	WT Fed#00722 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15111610163796 Trn#151124133884 Rfb# 000000446
	11/30	70.00	ATT Payment 112715 639731002Epayw Mdw Pan LLP
	11/30	122.37	ATT Payment 112815 298332003Epayx Mdw Pan LLP
	11/30	1,739.94	ATT Payment 112815 298336003Epayx Mdw Pan LLP
		$1,793,592.45	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	20,860.23	11/10	2655	2,077.92	11/10	2669	117.55	11/24
	1,795.00	11/12	2657*	225.00	11/09	2670	164.08	11/20
2634	60.14	11/04	2658	990.65	11/13	2672*	462.00	11/18
2641*	3,418.15	11/09	2660*	382.43	11/09	2673	34,356.25	11/16
2649*	3,900.00	11/12	2661	4,881.60	11/30	2674	250.00	11/18
2650	130.58	11/12	2663*	25.00	11/09	2675	1,000.00	11/30
2651	10,100.00	11/10	2664	2,258.27	11/16	2677*	3,933.00	11/25
2652	10,400.00	11/06	2666*	1,300.00	11/18	2684*	4,000.00	11/30
2653	325.00	11/06	2667	27,126.00	11/23	2685	1,002.00	11/24
2654	9,473.00	11/12	2668	14,945.35	11/18			

$159,959.20 **Total checks paid**

* *Gap in check sequence.*

$1,953,551.65 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
10/31	2,279,059.93	11/12	2,158,242.57	11/23	1,754,576.68
11/02	2,628,751.94	11/13	1,916,037.94	11/24	1,728,836.67
11/04	2,576,151.64	11/16	2,128,275.16	11/25	1,674,343.51
11/06	1,921,225.57	11/17	1,728,275.16	11/27	1,595,116.51
11/09	2,256,786.99	11/18	1,711,317.81	11/30	1,811,362.40
11/10	2,173,541.15	11/20	1,506,786.83		

Average daily ledger balance **$1,939,704.27**

IMPORTANT ACCOUNT INFORMATION

Choose "yes", go paperless!

WELLS FARGO

Have you noticed in the Commercial Electronic Office® (CEO) Statements & Notices service that you have the option to turn off paper statement delivery with the click of a button?

By going paperless, you may:

- Minimize storage and waste.

- Eliminate applicable printed statement fees.

- View, download, and print statements at your convenience.

- Receive your statements faster than with U.S. Mail.

- Receive free text or email alerts when a statement or notice is available.

If you haven't seen the pop-up message within CEO Statements & Notices and would like to turn off paper statements, contact your client service officer or Treasury Management Client Services at 800-AT-WELLS (800-289-3557), or change your delivery preference within the CEO Self Administration service. If you have already chosen to turn off paper delivery, please disregard this message.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

BNY MELLON

MIDWAY GOLD
[redacted]
8310 S VALLEY HIGHWAYSUITE 280
ENGLEWOOD, CO 80112

Account Statement

Statement Period 11/01/2015 Through 11/30/2015

Account [redacted]0698
MDW PAN LLP COMPENSATION ACCT

CLIENT SERVICE MANAGER: BEATA HARVIN
101 BARCLAY STREET, 8TH F
NEW YORK, NY 10286
212-815-6907
BEATA.HARVIN@BNYMELLON.COM

Go Paperless. Securely access your account online to view your statements. Ask your BNY Mellon contact how we can help you access your accounts, enter your own transactions or submit an audit confirmation online. Also be sure to ask how Connect(SM), our new web-based, single sign-on platform can help you go paperless.

Visit us at www.bnymellon.com

Account Overview



Percent of all Investments	Asset Classification	Market Value
100%	CASH AND SHORT TERM	360,683.23
100%	**TOTAL OF ALL INVESTMENTS**	**360,683.23**

Summary of Assets Held

Asset Classification	Market Value	Cost	Accrued Income	Est Annual Income	Market Yield
CASH AND SHORT TERM	360,683.23	360,683.23	0.00	0.00	0.00%
ACCOUNT TOTALS	**360,683.23**	**360,683.23**	**0.00**	**0.00**	**0.00%**

Summary of Cash Transactions

	Current Period			Year-to-Date	
Transaction Category	Income	Principal	Realized Gains/Losses	Income	Principal
OPENING BALANCE	**0.00**	**360,683.23**		**0.00**	**0.00**
OTHER CASH ADDITIONS	0.00	0.00	0.00	0.00	1,327,513.09
OTHER CASH DISBURSEMENTS	0.00	0.00	0.00	0.00	966,829.86 -
CLOSING BALANCE	**0.00**	**360,683.23**	**0.00**	**0.00**	**360,683.23**

The above cash transactions summary is provided for information purposes only and may not reflect actual taxable income or deductible expenses as reportable under the Internal Revenue Code.

Analyzed Business Checking

Account number: [redacted]1487 ■ November 1, 2015 - November 30, 2015 ■

WELLS FARGO

60.20

00545738

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$8,020.64	$10,000.00	-$15,601.52	$2,419.12

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/06	10,000.00 ✓	Online Transfer Ref #Bbegdsrbpc From 8891621446 on 11/06/2015 0658 Am
		$10,000.00	**Total electronic deposits/bank credits**
		$10,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/20	3,326.52 ✓	WT Fed#06050 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN15111918413722 Trn#151120148818 Rfb# 000000449
		$3,326.52	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
1072	325.00 ✓	11/06	1073	1,950.00 ✓	11/06	1074	10,000.00 ✓	11/09

$12,275.00 **Total checks paid**

$15,601.52 **Total debits**

Sheet Seq = 0004092

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
10/31	8,020.64	11/09	5,745.64	11/20	2,419.12
11/06	15,745.64				

Average daily ledger balance **$5,905.08**

IMPORTANT ACCOUNT INFORMATION

Choose "yes", go paperless!

Have you noticed in the Commercial Electronic Office® (CEO) Statements & Notices service that you have the option to turn off paper statement delivery with the click of a button?

By going paperless, you may:

- Minimize storage and waste.

- Eliminate applicable printed statement fees.

- View, download, and print statements at your convenience.

- Receive your statements faster than with U.S. Mail.

- Receive free text or email alerts when a statement or notice is available.

If you haven't seen the pop-up message within CEO Statements & Notices and would like to turn off paper statements, contact your client service officer or Treasury Management Client Services at 800-AT-WELLS (800-289-3557), or change your delivery preference within the CEO Self Administration service. If you have already chosen to turn off paper delivery, please disregard this message.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	11/30/2015	

Balance per Bank Statement	120,382.50
Add Pending Deposits	.00
Less Outstanding Checks	63,330.75-
	57,051.75
Balance per General Ledger	57,051.75
Variance	.00

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2015	

Balance per Bank Statement	129,848.95
Add Pending Deposits	.00
Less Outstanding Checks	9,664.24-
	120,184.71
Balance per General Ledger	120,184.71
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2015	

Balance per Bank Statement	700.32
Add Pending Deposits	.00
Less Outstanding Checks	.00
	700.32
Balance per General Ledger	700.32
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary		
Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2015	

Balance per Bank Statement	2,294.02
Add Pending Deposits	.00
Less Outstanding Checks	116.70-
	2,177.32
Balance per General Ledger	2,177.32
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2015	

Balance per Bank Statement	1,676.10
Add Pending Deposits	.00
Less Outstanding Checks	.00
	1,676.10
Balance per General Ledger	1,676.10
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2015	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2015	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2015	

Balance per Bank Statement	44,992.76
Add Pending Deposits	.00
Less Outstanding Checks	6,018.88-
	38,973.88
Balance per General Ledger	38,973.88
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2015	

Balance per Bank Statement	1,811,362.40
Add Pending Deposits	.00
Less Outstanding Checks	44,375.25-
	1,766,987.15
Balance per General Ledger	1,766,987.15
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
White Pine County Tourism & Re	5/1/2014	00001229	834.00-
Toby J. Valdez	5/5/2015	00002346	16.32-
United Rentals, Inc	6/8/2015	00002460	2,402.27-
Eureka Town Water and Sewer	11/6/2015	00002656	66.42-
Barrick Gold of North America	11/6/2015	00002665	227.65-
Nevada Division of Water Resou	11/13/2015	00002671	668.75-
Eureka County Television Distr	11/20/2015	00002676	750.00-
Geo-Logic Associates	11/20/2015	00002678	9,650.00-
J&M Trucking, Inc.	11/20/2015	00002679	250.00-
Mt Wheeler Power	11/20/2015	00002680	11,418.00-
Nevada LP Gas Board	11/20/2015	00002681	690.00-
SVL Analytical Inc	11/20/2015	00002682	1,151.70-
State Fire DC Specialties LLC	11/20/2015	00002683	1,547.90-
Titan Constructors, Inc.	11/20/2015	00002686	7,671.68-
SVL Analytical Inc	11/20/2015	00002688	2,804.00-
Mt Wheeler Power	11/25/2015	00002689	86.89-
NORCO Inc	11/25/2015	00002690	139.67-
Suburban Propane	11/25/2015	00002691	4,000.00-
			44,375.25-

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00821630	19.10121
Account Description	BNY Mellon - Compensation	
Period Ending	11/30/2015	

Balance per Bank Statement	360,683.23
Add Pending Deposits	.00
Less Outstanding Checks	.00
	360,683.23
Balance per General Ledger	360,683.23
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary		
Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2015	

Balance per Bank Statement	2,419.12
Add Pending Deposits	.00
Less Outstanding Checks	.00
	2,419.12
Balance per General Ledger	2,419.12
Variance	.00